UNITED STATES
securities and exchange commission
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2018

AXIS CAPITAL HOLDINGS LIMITED
(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

92 Pitts Bay Road
Pembroke, Bermuda HM 08
(Address of principal executive offices, including zip code)

(441) 496-2600
(Registrant's telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       On December 6, 2018, Cheryl-Ann Lister announced her intention to retire from the Board of Directors of the Company effective December 31, 2018.

(e)        In addition, on December 6, 2018, AXIS Capital Holdings Limited (the “Company”) and a subsidiary of the Company entered into Amendment No. 4 (the “Amendment”) to Albert A. Benchimol’s employment agreement dated May 3, 2012, as amended (the “Agreement”) to: (i) extend Mr. Benchimol’s employment term for five years to December 31, 2023 and (ii) revise the provisions related to the payment of severance to Mr. Benchimol in the event of his termination without “Cause” or his resignation for “Good Reason” as defined in the Agreement to include a lump sum cash payment equal to the grant date fair value of his most recent long-term equity award. The Amendment also provides that if the severance benefits payable to Mr. Benchimol (together with any other amounts payable to him under other compensatory arrangements) would constitute an “excess parachute payment” under Section 280G of the Internal Revenue Code, such payments shall either be reduced so that it will not constitute an excess parachute payment, or paid in full, depending upon which payment would result in his receiving the greatest after tax payment. In the case of the latter, Mr. Benchimol would be liable for any excise tax owed.

This description is qualified in its entirety by reference to the Amendment, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit
Number	Description of Document

10.1	Amendment No. 4 to Employment Agreement dated May 3, 2012, as amended, by and among Albert A. Benchimol, AXIS Capital Holdings Limited and AXIS Specialty Limited

EXHIBIT INDEX

Exhibit
Number	Description of Document

10.1	Amendment No. 4 to Employment Agreement dated May 3, 2012, as amended, by and among Albert A. Benchimol, AXIS Capital Holdings Limited and AXIS Specialty Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2018
AXIS CAPITAL HOLDINGS LIMITED

	By:	/s/ Conrad D. Brooks
Conrad D. Brooks
General Counsel